Warburg, Pincus Equity Partners, L.P.
ZymoGenetics, Inc. (ZGEN)
September 13, 2007

                                  Exhibit 99.3
                                  ------------

                            Joint Filers' Signatures



                          WARBURG PINCUS & CO.


                          By:  /s/ Scott A. Arenare                  09/17/07
                               ----------------------------------    -----------
                               Name:   Scott A. Arenare              Date
                               Title:  Partner



                          WARBURG PINCUS PARTNERS LLC

                               By:  Warburg Pincus & Co., its Managing Member


                               By:  /s/ Scott A. Arenare             09/17/07
                                    -----------------------------    -----------
                                      Name:   Scott A. Arenare       Date
                                      Title:  Partner



                          WARBURG PINCUS LLC


                          By:  /s/ Scott A. Arenare                  09/17/07
                               ----------------------------------    -----------
                               Name:   Scott A. Arenare              Date
                               Title:  Managing Director


                          /s/ Scott A. Arenare                       09/17/07
                          ---------------------------------------    -----------
                          Name: Charles R. Kaye
                          By:   Scott A. Arenare, Attorney-in-Fact*


                          /s/ Scott A. Arenare                       09/17/07
                          ---------------------------------------    -----------
                          Name: Joseph P. Landy
                          By:   Scott A. Arenare, Attorney-in-Fact**



                          * The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

                          ** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.